FEBRUARY 1, 2023

Ariel Fund

(Investor Class ARGFX,

Institutional Class ARAIX)

Ariel Appreciation Fund

(Investor Class CAAPX,

Institutional Class CAAIX)

Ariel Focus Fund

(Investor Class ARFFX,

Institutional Class AFOYX)

Ariel International Fund

(Investor Class AINTX,

Institutional Class AINIX)

Ariel Global Fund

(Investor Class AGLOX,

Institutional Class AGLYX)

The Securities and Exchange Commission has not approved or disapproved the shares of the Funds, nor has it passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Funds’ annual and semi-annual reports and other required portfolio information are available on our website, www.arielinvestments.com.

Slow and steady wins the race.

Ariel Fund

INVESTMENT OBJECTIVE

Ariel Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy, hold and sell shares of Ariel Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.57%	0.57%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.16%	0.10%

Total annual fund operating expenses	0.98%	0.67%

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-Year	$100	$68

3-Year	$312	$214

5-Year	$542	$373

10-Year	$1,201	$835

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in small- and mid-capitalization (“small/mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell 2500TM Index, measured at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 2500 Index ranged from $10 million to $21.19 billion (Source: FactSet). The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.

A Patient View. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.

A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a significant portion of its assets among fewer sectors than its benchmarks. The Fund is a diversified fund that generally will hold between 25-45 securities in its portfolio. The Fund does not invest in companies whose primary source of revenue is

4	SLOW AND STEADY WINS THE RACE

derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for-profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.

A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, the Adviser has adopted procedures to sell stocks that it views as substantially outside the strategy’s small/mid cap range.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Small/mid cap stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell 2500TM Value Index and the Russell 2500TM Index, which reflect the markets in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best Quarter:	4Q 2020	+ 31.56%
Worst Quarter:	1Q 2020	- 35.14%

SLOW AND STEADY WINS THE RACE	5

Average annual total returns as of December 31, 2022

	1-Year	5-Year	10-Year	Since Inception 11/6/86[1]

Investor Class return before taxes	-18.82%	4.62%	9.96%	10.53%

Investor Class return after taxes on distributions	-20.39%	2.96%	8.06%	9.00%

Investor Class return after taxes on distributions and sale of fund shares	-9.97%	3.49%	7.87%	8.80%

Institutional Class return before taxes[1]	-18.56%	4.94%	10.29%	10.63%

Russell 2500TM Value Index (reflects no deductions for fees, expenses or taxes)	-13.08%	4.75%	8.93%	10.45%

Russell 2500TM Index (reflects no deductions for fees, expenses or taxes)	-18.37%	5.89%	10.03%	10.23%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	10.31%

1 The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager since inception on November 6, 1986.

John P. Miller, CFA, Portfolio Manager since November 2006.

Kenneth E. Kuhrt, CPA, Portfolio Manager since December 2011.

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 19 of this Prospectus.

6	SLOW AND STEADY WINS THE RACE

Ariel Appreciation Fund

INVESTMENT OBJECTIVE

Ariel Appreciation Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy, hold and sell shares of Ariel Appreciation Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.71%	0.71%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.14%	0.08%

Total annual fund operating expenses	1.10%	0.79%

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-Year	$112	$81

3-Year	$350	$252

5-Year	$606	$439

10-Year	$1,340	$978

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in mid-capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell Midcap® Index, measured at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell Midcap Index ranged from $310 million to $53 billion (Source: FactSet). The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.

A Patient View. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.

A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a significant portion of its assets among fewer sectors than its benchmarks. The Fund is a diversified fund that generally will hold between 25-45 securities in its portfolio. The Fund does not invest in companies whose primary source of revenue is

SLOW AND STEADY WINS THE RACE	7

derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for-profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.

A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, the Adviser has adopted procedures to sell stocks that it views as substantially outside the strategy’s mid cap range.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Mid cap stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell Midcap® Value Index and the Russell Midcap® Index, which reflect the markets in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best Quarter:	4Q 2020	+23.57%
Worst Quarter:	1Q 2020	-31.43%

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Average annual total returns as of December 31, 2022

	1-Year	5-Year	10-Year	Since Inception 12/1/1989[1]

Investor Class return before taxes	-12.43%	4.87%	9.32%	9.96%

Investor Class return after taxes on distributions	-14.40%	2.57%	6.85%	8.36%

Investor Class return after taxes on distributions and sale of fund shares	-5.92%	3.65%	7.21%	8.33%

Institutional Class return before taxes[1]	-12.16%	5.19%	9.67%	10.08%

Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	-12.03%	5.72%	10.11%	10.74%

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-17.32%	7.10%	10.96%	10.79%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	9.76%

1 The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager from 2002–2011, Co-Portfolio Manager since December 2011.

Timothy Fidler, CFA, Portfolio Manager from 2009–2011, Co-Portfolio Manager since December 2011.

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 19 of this Prospectus.

SLOW AND STEADY WINS THE RACE	9

Ariel Focus Fund

INVESTMENT OBJECTIVE

Ariel Focus Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy, hold and sell shares of Ariel Focus Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.23%	0.20%

Total annual fund operating expenses[1]	1.13%	0.85%

Less fee waiver or expense reimbursement	-0.13%	-0.10%

Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	0.75%

1 Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit the Fund’s total annual fund operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2024. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2024.

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2024. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-Year	$102	$77

3-Years	$333	$251

5-Years	$596	$451

10-Years	$1,351	$1,030

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations.

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.

A Patient View. The Fund buys a company when it is selling at a discount to Ariel’s estimate of its private market value. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, companies trading at low multiples of their actual or projected earnings, and companies with low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.

A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a

10	SLOW AND STEADY WINS THE RACE

significant portion of its assets among fewer sectors than its benchmarks. The Fund is a non-diversified fund, which means that the Fund could hold as few as 12 securities in its portfolio. However, the Fund generally will hold 20-30 securities. The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for-profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.

A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	As a non-diversified fund that holds relatively few stocks, the Fund may be subject to greater volatility than a more diversified investment. A fluctuation in one stock could significantly affect overall performance. The Fund is also concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	Small- and mid-capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell 1000® Value Index, which reflects the market in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best Quarter:	2Q 2020	+23.54%
Worst Quarter:	1Q 2020	-32.90%

SLOW AND STEADY WINS THE RACE	11

Average annual total returns as of December 31, 2022

	1-Year	5-Year	10-Year	Since Inception 6/30/05[1]

Investor Class return before taxes	-9.23%	5.07%	8.74%	5.84%

Investor Class return after taxes on distributions	-10.95%	4.01%	7.25%	4.93%

Investor Class return after taxes on distributions and sale of fund shares	-4.33%	3.87%	6.80%	4.62%

Institutional Class return before taxes[1]	-8.97%	5.35%	9.02%	6.01%

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-7.54%	6.67%	10.29%	7.46%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	9.08%

1 The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Charles K. Bobrinskoy, Portfolio Manager since inception on June 30, 2005.

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 19 of this Prospectus.

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Ariel International Fund

INVESTMENT OBJECTIVE

Ariel International Fund’s fundamental objective is long-term capital appreciation. The Fund’s non-fundamental secondary objectives are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to its primary benchmark over a full market cycle.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy, hold and sell shares of Ariel International Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.80%	0.80%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.23%	0.13%

Acquired fund fees and expenses	0.01%	0.01%

Total annual fund operating expenses[1]	1.29%	0.94%

Less fee waiver or expense reimbursement	-0.15%	-0.05%

Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.14%	0.89%

1 The total annual fund operating expenses do not correlate to the “Ratio of expenses to average net assets, including waivers” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of Ariel International Fund but does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by Ariel International Fund as a result of its investments in shares of one or more underlying funds (including business development companies (“BDCs”) and exchange traded funds (“ETFs”)).

2 Ariel Investments, LLC (“Ariel” or the “Adviser”) is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit Ariel International Fund’s total annual fund operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class (the “expense caps”) through the end of the fiscal year ending September 30, 2024. If the Fund incurs expenses excluded from the reimbursement agreement, the net annual fund operating expenses could exceed the expense caps. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2024.

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2024. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-Year	$116	$91

3-Years	$379	$289

5-Years	$678	$510

10-Years	$1,529	$1,145

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of foreign companies based in developed international markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that provide exposure to foreign companies. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. The Fund also invests a portion of its assets in companies based in the U.S. or emerging markets.

The Fund’s investment process seeks to identify investment opportunities that balance long-term performance with risk management by pursuing a “bottom-up” stock picking

SLOW AND STEADY WINS THE RACE	13

discipline focusing on both the fundamentals of the business and the intrinsic value of the business. Ariel primarily considers selling a stock: (i) if its valuation reaches our investment goals, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. The Fund’s strategies are rooted in the Adviser’s contrarian investment philosophy, which depends on three interrelated tenets: patience, focus and independent thinking.

The Fund may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including forwards, exchange traded funds (“ETFs”), and other instruments. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts. Ariel uses these instruments primarily in an attempt to reduce unintended tracking error versus the Fund’s primary benchmark, decrease the Fund’s exposure to changing security prices or foreign currency risk, or address other factors that affect security values.

The Fund is a diversified fund that generally will hold between 50-150 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objectives, Ariel cannot guarantee it will attain the objectives. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Investments in foreign securities, including ADRs and GDRs or other securities or instruments representing underlying shares of foreign companies, may underperform and may be more volatile than comparable U.S. stocks. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

•	Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time. While the Fund may attempt to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.
•	The Fund is often concentrated in fewer sectors or countries than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

•	Investments in companies based in emerging markets present risks greater than those in mature markets, including greater risk of adverse government intervention or economic turmoil, high inflation and more volatile interest and currency exchange rates. China-based variable interest entities (“VIEs”) that contract with U.S.-listed companies are not approved by the Chinese government, which may determine such contractual arrangements violate Chinese law. As a result, such U.S.-listed companies may suffer significant economic losses, which would affect the value of the Fund’s investments in such companies.

•	The use of foreign currency derivatives, such as foreign currency forwards, may be expensive and may result in further losses. Derivative instruments may be exchange-traded through an organized exchange or traded in over-the-counter (“OTC”) transactions between private parties. OTC transactions are less liquid and riskier than exchange-traded derivatives due to the credit and performance risk of counterparties.

•	ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities. ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

•	Small- and mid-capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns

14	SLOW AND STEADY WINS THE RACE

over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI EAFE Index, a broad-based securities market index reflecting the performance of the developed markets (excluding the U.S. and Canada) and of the MSCI ACWI ex-US Index, a broad measure of performance of the global developed and emerging markets (excluding the U.S.). Because a portion of the Fund’s assets are invested in equity securities based in emerging markets, the MSCI ACWI ex-US Index returns are presented to offer a point of comparison for any such investments. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best Quarter:	4Q 2022	+14.35%
Worst Quarter:	3Q 2022	-14.37%

Average annual total returns as of December 31, 2022

	1-Year	5-Year	10-Year	Since Inception 12/30/11

Investor Class return before taxes	-11.33%	0.11%	4.05%	4.07%

Investor Class return after taxes on distributions	-11.33%	-0.11%	3.76%	3.81%

Investor Class return after taxes on distributions and sale of fund shares	-6.71%	0.19%	3.28%	3.33%

Institutional Class return before taxes	-11.11%	0.35%	4.30%	4.33%

MSCI EAFE Index (net) (reflects no deductions for fees or expenses)[1]	-14.45%	1.54%	4.67%	5.76%

MSCI ACWI ex-US Index (net) (reflects no deductions for fees or expenses)[1]	-16.00%	0.88%	3.80%	4.92%

MSCI EAFE Index Value (net) (reflects no deductions for fees or expenses)[1]	-5.58%	0.17%	3.51%	4.72%

MSCI ACWI ex-US Value Index (net) (reflects no deductions for fees or expenses)[1]	-8.59%	-0.05%	2.72%	3.94%

1 Net index returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Rupal J. Bhansali, Portfolio Manager since inception on December 30, 2011.

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 19 of this Prospectus.

SLOW AND STEADY WINS THE RACE	15

Ariel Global Fund

INVESTMENT OBJECTIVE

Ariel Global Fund’s fundamental objective is long-term capital appreciation. The Fund’s non-fundamental secondary objectives are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to its benchmark over a full market cycle.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy, hold and sell shares of Ariel Global Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.80%	0.80%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.25%	0.14%

Total annual fund operating expenses	1.30%	0.94%

Less fee waiver or expense reimbursement	-0.17%	-0.06%

Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]	1.13%	0.88%

1 Ariel Investments, LLC (“Ariel” or the “Adviser”) is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit Ariel Global Fund’s total annual fund operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class (the “expense caps”) through the end of the fiscal year ending September 30, 2024. If the Fund incurs expenses excluded from the reimbursement agreement, the net annual fund operating expenses could exceed the expense caps. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2024.

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2024.

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-Year	$115	$90

3-Years	$378	$287

5-Years	$679	$508

10-Years	$1,537	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of both U.S. and foreign companies, including companies based in developed or emerging markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments such as ADRs and GDRs that provide exposure to foreign companies. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.

The Fund’s investment process seeks to identify investment opportunities that balance long-term performance with risk management by pursuing a “bottom-up” stock picking discipline focusing on both the fundamentals of the business and the intrinsic value of the business. Ariel primarily considers selling a stock: (i) if its valuation reaches our investment goals, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. The Fund’s strategies are rooted in the Adviser’s contrarian investment philosophy, which depends on three interrelated tenets: patience, focus and independent thinking.

16	SLOW AND STEADY WINS THE RACE

The Fund may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including forwards, exchange traded funds (“ETFs”), and other instruments. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts. Ariel uses these instruments primarily in an attempt to reduce unintended tracking error versus the Fund’s benchmark, decrease the Fund’s exposure to changing security prices or foreign currency risk, or address other factors that affect security values.

The Fund is a diversified fund that generally will hold between 50-150 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objectives, Ariel cannot guarantee it will attain the objectives. You could lose money by investing in this Fund. The principal risks of investing in the Fund are:

•	Investments in foreign securities, including ADRs and GDRs or other securities or instruments representing underlying shares of foreign companies, may underperform and may be more volatile than comparable U.S. stocks. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

•	Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time. While the Fund may attempt to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors or countries than its benchmark, and its performance may suffer if these sectors underperform the overall stock market.

•	Investments in companies based in emerging markets present risks greater than those in mature markets, including greater risk of adverse government intervention or economic turmoil, high inflation and more volatile interest and currency exchange rates. China-based variable interest entities (“VIEs”) that contract with U.S.-listed companies are not approved by the Chinese government, which may determine such contractual arrangements violate Chinese law. As a result, such U.S.-listed companies may suffer significant economic losses, which would affect the value of the Fund’s investments in such companies.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

•	The use of foreign currency derivatives, such as foreign currency forwards, may be expensive and may result in further losses. Derivative instruments may be exchange-traded through an organized exchange or traded in over-the-counter (“OTC”) transactions between private parties. OTC transactions are less liquid and riskier than exchange-traded derivatives due to the credit and performance risk of counterparties.

•	ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities. ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

•	Small- and mid-capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

SLOW AND STEADY WINS THE RACE	17

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI ACWI Index, a broad measure of global developed and emerging market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best Quarter:	2Q 2020	+ 11.71%
Worst Quarter:	1Q 2020	- 13.28%

Average annual total returns as of December 31, 2022

	1-Year	5-Year	10-Year	Since Inception 12/30/11

Investor Class return before taxes	-5.47%	4.35%	7.35%	7.18%

Investor Class return after taxes on distributions	-6.71%	3.64%	6.73%	6.62%

Investor Class return after taxes on distributions and sale of fund shares	-2.70%	3.37%	5.93%	5.82%

Institutional Class return before taxes	-5.24%	4.61%	7.63%	7.46%

MSCI ACWI Index (net) (reflects no deductions for fees or expenses)[1]	-18.37%	5.23%	7.98%	8.69%

MSCI ACWI Index Value (net) (reflects no deductions for fees or expenses)[1]	-7.55%	3.47%	6.42%	7.22%

1Net index returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Rupal J. Bhansali, Portfolio Manager since inception on December 30, 2011.

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see the immediately following discussion on page 19 of this Prospectus.

18	SLOW AND STEADY WINS THE RACE

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, online at arielinvestments.com, by telephone, by wire transfer, or through a financial intermediary. Individuals may open new accounts online at arielinvestments.com or by mailing a signed account application and submitting your payment (in the form of a check or wire transfer). IRA transfers and roll-overs, corporate accounts, and trust accounts cannot be opened online. Once your account is opened, you may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for both share classes is $100. Investment minimums may be waived in certain circumstances, including participating in the Funds’ Automatic Investment Program. See more information in the section below “Managing your account”.

TAX INFORMATION

A Fund’s distributions are taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a financial intermediary (such as a broker-dealer or a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. See also page 36 for more information.

SLOW AND STEADY WINS THE RACE	19

INVESTMENT OBJECTIVE

The Funds pursue a common fundamental investment objective: long-term capital appreciation. The Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income the Funds earn is incidental to their fundamental objective. Ariel International Fund and Ariel Global Fund (the “International/Global Funds”) also have common non-fundamental secondary objectives, which are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to their respective benchmarks over a full market cycle. Only non-fundamental objectives may be changed without shareholder approval. The Adviser cannot guarantee any Fund will achieve capital appreciation in every circumstance, but Ariel is dedicated to that objective.

PRINCIPAL INVESTMENT STRATEGIES

Ariel Fund invests in small- and mid-capitalization (“small/mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell 2500TM Index, measured at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 2500 Index ranged from $10 million to $21.19 billion (Source: FactSet). The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range.

Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

Ariel Appreciation Fund invests in mid-capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell Midcap® Index, measured at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell Midcap Index ranged from $310 million to $53 billion (Source: FactSet). The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations.

Ariel International Fund invests primarily in equity securities of foreign companies based in developed international markets, including ADRs and GDRs. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. The Fund also will invest a portion of its assets in companies based in the U.S. or emerging markets.

Ariel Global Fund invests primarily in equity securities of both U.S. and foreign companies, including companies based in developed or emerging markets, including ADRs and GDRs. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.

INVESTMENT APPROACH

The Funds’ strategies are rooted in the Adviser’s contrarian investment philosophy, which depends on three interrelated tenets: patience, focus and independent thinking.

•	Patience–We take the long-term view and use the market’s short-term focus to uncover mispriced companies whose true value will be realized over time.

•	Focus–We invest to our convictions, not to benchmarks.

•	Independent Thinking–We make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth.

TRADITIONAL VALUE – ARIEL FUND AND ARIEL APPRECIATION FUND

Ariel’s research process begins with the monitoring of a proprietary watchlist, which is comprised of current, former, and potential new investments. We read extensively, carefully screen stocks, meet with industry contacts, and stay abreast of former holdings. From various sources, we seek information to arrive at a long-term picture and identify what others are missing. We use strategic questioning of company management and independent sources to identify the key issues affecting an industry or company. We generally purchase a relatively small number of companies each year, so we weigh our options carefully. Typically, key information is captured in a research report.

The industry analyst commonly performs three kinds of valuation work: a discounted cash flow analysis, a

20	SLOW AND STEADY WINS THE RACE

change-of-control-based estimate, and a full trading value. We often develop independent long-range financial projections and detail the risks. This flexible yet disciplined approach allows us to rely on some valuation metrics more heavily than others as each industry’s shape merits. For example, discounted cash flows are less important for small banks than transaction multiples; whereas for consumer product companies discounted cash flows are more critical. We generally seek (at time of initial purchase) to purchase companies that trade at a 40% or greater discount to the private market value we have calculated and/or that trade for 13x or less forward cash earnings estimates.

To identify what others are missing, we reach out to our industry contacts. With the information we gather from these contacts, we create an information matrix that ultimately helps us identify where information is lacking and what key issues may guide us in distinguishing a good idea from a bad one. Armed with this knowledge, we can strategically interview management and independent sources, ignoring the immaterial information and concentrating on the critical points.

In addition, in the wake of the financial crisis of 2007-2009, we developed a number of tools and systems to support risk management, including:

•	a proprietary debt rating to supplement Moody’s and Standard & Poor’s public ratings;

•	a proprietary rating relating to the perceived economic “moat” created by a business’s competitive advantage; and

•	a system that monitors the sell-side ratings of our stocks, which enables us to determine whether consensus on a stock is too optimistic (a risk in our view) or too negative (a potential opportunity in our view).

We have a dedicated environmental, social and governance (“ESG”) team embedded within our research team. With supporting analysis from the ESG team, the primary analyst for a company assigns a proprietary ESG-risk rating for each existing and prospective portfolio company. The rating is based on the company’s ESG policies and practices. We assess the potential of adverse financial impact to a company’s enterprise value over a long-term investment horizon arising from ESG-related risk factors. We have integrated the ESG-risk rating in our analysis of companies, and it is one factor, but not a primary factor, our investment teams use in evaluating companies. In addition to applying its ESG-risk ratings, Ariel has a long tradition of building constructive relationships with the management teams of portfolio companies to encourage improvement on ESG performance. In collaboration with analysts and portfolio managers, the dedicated ESG team leads proactive engagement strategies targeting financially material ESG issues to create shared value over the long-term investment horizon. Engagements include conversations with management teams, board members, and key business unit or organizational leaders of portfolio companies on specific ESG issues, sending letters on thematic ESG topics, providing company-tailored recommendations to diversify board membership, and other forms of dialogue. Our ESG-risk rating process complements long-held investment restrictions in these strategies of companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for-profit prisons.

For the traditional value funds, buy decisions are made within the framework of a number of parameters:

•	Ariel invests within its circle of competence, closely following certain industries and companies.

•	Ariel does not try to time the market and seeks to remain fully invested. Cash and cash equivalents are generally only by-products of Ariel’s investment strategy, not a tactical or strategic decision. At times, Ariel maintains larger than normal cash positions in the Funds. Cash positions are generally not held for defensive purposes but are maintained while Ariel searches for compelling opportunities for investment.

The research team discusses the investment idea and senior research team members weigh in. As it has been since Ariel Fund’s inception, the final investment decisions for Ariel Fund are made by John W. Rogers, Jr., who has served, and continues to serve, as the Fund’s Lead Portfolio Manager and the Adviser’s Chief Investment Officer. The final investment decisions for Ariel Appreciation Fund are made by co-portfolio managers John W. Rogers, Jr. and Timothy Fidler.

FOCUSED VALUE – ARIEL FOCUS FUND

Ariel’s research process begins with the monitoring of a proprietary watchlist, which is comprised of current, former, and potential new investments. We read extensively, carefully screen stocks, meet with industry contacts, and stay abreast of former holdings. From various sources, we seek information to arrive at a long-term picture and identify what others are missing. We use strategic questioning of company management and independent sources to identify the key issues affecting an industry or company. As a focused strategy, we purchase a small number of companies, so we weigh our options carefully.

The industry analyst commonly performs three kinds of valuation work: a discounted cash flow analysis, a change-of-control-based estimate, and a full trading value. We often develop independent long-range financial projections and detail the risks. This flexible yet disciplined approach allows us to rely on some valuation metrics more heavily than others as each industry’s shape merits. For example, discounted cash flows are less important for small banks than transaction multiples; whereas for consumer product

SLOW AND STEADY WINS THE RACE	21

companies discounted cash flows are more critical. We generally seek (at time of initial purchase) to purchase companies that trade at a 40% or greater discount to the private market value we have calculated and/or that trade for 13x or less forward cash earnings estimates.

To identify what others are missing, we reach out to our industry contacts. With the information we gather from these contacts, we create an information matrix that ultimately helps us identify where information is lacking and what key issues may guide us in distinguishing a good idea from a bad one. Armed with this knowledge, we can strategically interview management and independent sources, ignoring the immaterial information and concentrating on the critical points.

As noted on page 21, in the wake of the financial crisis of 2007-2009, we developed a number of tools and systems to support risk management, including:

•	a proprietary debt rating to supplement Moody’s and Standard & Poor’s public ratings;

•	a proprietary rating relating to the perceived economic “moat” created by a business’s competitive advantage; and

•	a system that monitors the sell-side ratings of our stocks, which enables us to determine whether consensus on a stock is too optimistic (a risk in our view) or too negative (a potential opportunity in our view).

Ariel Focus Fund does not buy companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for-profit prisons.

For Ariel Focus Fund, buy decisions are made within the framework of a number of parameters:

•	Ariel invests within its circle of competence, closely following certain industries and companies.

•	Ariel does not try to time the market and seeks to remain fully invested. Cash and cash equivalents are generally only by-products of Ariel’s investment strategy, not a tactical or strategic decision. At times, Ariel maintains larger than normal cash positions in the Fund. Cash positions are generally not held for defensive purposes but are maintained while Ariel searches for compelling opportunities for investment.

The final investment decisions for Ariel Focus Fund are made by portfolio manager, Charles Bobrinskoy.

INTERNATIONAL/GLOBAL – ARIEL INTERNATIONAL FUND AND ARIEL GLOBAL FUND

Ariel’s investment process for Ariel International Fund and Ariel Global Fund seeks to identify investment opportunities that balance long-term performance with risk management. Ariel utilizes a “bottom-up” stock picking discipline focusing on both the fundamentals of the business and the intrinsic value of the business. The Funds’ secondary objectives are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to each Fund’s respective benchmark over a full market cycle.

We first seek to reduce the risk of large investment losses by quantitatively and qualitatively identifying and eliminating those companies which, in our judgment, have the highest propensity to fail or become marginalized over time or are too risky to justify the returns generated. We may also eliminate companies for other considerations such as limited liquidity or corporate governance risks. For those companies that pass our risk screening process, we conduct detailed fundamental bottom-up research. We review market research, interact with company management teams, as well as tap into a variety of other informational sources, such as vendors, suppliers, customers, analysts, and industry experts, to form our proprietary view of the industry and the business. As part of our bottom-up fundamental research, relevant and material ESG considerations are integrated into our investment process. Our ESG assessments and ratings are one factor, but not a primary factor, that our investment teams use in evaluating companies being considered for ownership in the Funds.

The investment research team is organized by industry, and the bulk of the analyses at this stage are conducted by the analyst responsible for that industry. Once the analyst has formulated an understanding of the key drivers of the investment case, the thesis and assumptions (both macro and micro) underpinning best and worst-case scenarios are debated. If the company meets our investment criteria, it is added to a list of approved investments. The final investment decisions for the International/Global Funds are made by portfolio manager, Rupal J. Bhansali, who weighs the risks and potential rewards of each investment opportunity and assesses the contribution of each investment opportunity to desired portfolio characteristics.

TURNOVER

Ariel believes the market will ultimately reward the companies in which the Funds invest, and we give them the time such recognition requires. For the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund, this time is generally three to five years. However, the holding period may vary for any particular stock. This long-term approach means those Funds typically have low rates of turnover. The turnover rates for the

22	SLOW AND STEADY WINS THE RACE

International/Global Funds will vary over time and may be higher than the other Funds’ turnover rates.

Each time a mutual fund turns over a holding (i.e., sells one stock to buy another or sells securities to meet redemptions), it normally incurs transaction charges that negatively impact investment returns—the higher the turnover rate, the higher the impact of the transaction costs. High turnover rates can reduce investment performance while low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may defer a fund’s taxable capital gains. However, even the turnover of a few holdings may result in considerable taxable capital gains if such holdings appreciated significantly during the holding period.

The primary reasons that will prompt Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund to sell a stock are: (i) if its valuation reaches the Adviser’s determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In determining whether a stock is fully valued, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund look at the price-to-earnings ratio based on future earnings and whether the stock trades at a discount to our private market value calculation. Each of the International/Global Funds consider selling a stock: (i) if its valuation reaches the Fund’s investment goals, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. The International/Global Funds also consider the contribution to overall desired portfolio characteristics in determining whether to sell a stock. All Funds also may consider selling a stock when there is a major change in the competitive landscape, a substantial shift in company fundamentals, a loss of faith in management’s abilities, when there are more compelling buying opportunities, or the stock’s risk/reward profile is no longer compelling. In addition, the Adviser has adopted procedures for Ariel Fund and Ariel Appreciation Fund to sell stocks that the Adviser views as substantially outside Ariel Fund’s small/mid cap range and Ariel Appreciation Fund’s mid cap range.

FOREIGN SECURITIES

The International/Global Funds can invest 100% of their net assets in foreign securities. Under normal market conditions Ariel Global Fund will invest at least 40% of its assets in countries other than the U.S. Ariel Focus Fund can invest up to 20% of its net assets in foreign securities. Ariel Fund and Ariel Appreciation Fund can invest up to 10% of their respective net assets in foreign securities. A Fund may invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies.

In determining whether a company is foreign or domestic, the Adviser will generally look to independent third-party resources to identify its foreign or domestic status.

The International/Global Funds may invest in foreign companies based in emerging markets. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have not invested in, and do not currently expect to invest in, foreign companies based in emerging markets.

EXCHANGE TRADED FUNDS

The International/Global Funds at times will invest in exchange traded funds (“ETFs”), which are investment companies that trade like stocks. Unlike the Funds, shares of ETFs are not priced at the net asset value of their underlying portfolio holdings (“NAV”), but instead trade like stocks at the market price, which may be at a price above or below their NAV. ETFs also have management fees that can increase their costs versus the costs of owning the underlying securities directly. The Funds may invest in ETFs primarily to gain exposure for the Funds to a particular market or market segment without investing in individual securities. Any investments in ETFs consisting of portfolio holdings predominately in countries other than the U.S. are considered foreign investments, including for the purpose of determining Ariel Global Fund’s compliance with its 40% test.

DERIVATIVES

The International/Global Funds may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including forward contracts, exchange traded funds (“ETFs”), and other types of instruments (as described in the Funds’ Statement of Additional Information). The Funds may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) or on a forward basis (foreign currency trades that settle over a longer period of time) by entering into foreign currency contracts. The International/Global Funds may buy and sell foreign currency options and securities, securities index options or futures, other futures contracts or options, and enter into swap agreements, all of which are types of derivatives. The Adviser uses these instruments primarily in an attempt to reduce unintended tracking error versus each Fund’s primary benchmark, decrease the Funds’ exposure to changing security prices or foreign currency risk, or address other factors that affect security values. The derivatives utilized by the Funds will be considered foreign investments to the extent that they have economic characteristics similar to those of equity securities that the Funds consider to be foreign investments, including for the purpose of determining Ariel Global Fund’s compliance with its 40% test.

If the Adviser’s strategies do not work as intended, the International/Global Funds may not achieve their objectives.

CASH POSITIONS

At times, the Funds may maintain larger than normal cash positions while the Adviser searches for compelling

SLOW AND STEADY WINS THE RACE	23

opportunities for investment. Cash positions also may be held for defensive purposes in the International/Global Funds. Cash positions may be comprised of cash equivalents that may include, but are not limited to, money market funds, commercial paper, treasury bills, and short-term government bonds. For the International/Global Funds, counterparties in some of these transactions may include foreign banks and foreign governments.

PRINCIPAL INVESTMENT RISKS

General Investing Risks. Although Ariel makes every effort to achieve each Fund’s fundamental objective of long- term capital appreciation, Ariel cannot guarantee it will attain that objective or any non-fundamental objective. You could lose money on your purchase of shares in any of the Funds. Each Fund is also subject to risks unique to its investment strategy. Certain of the following risks may apply to your investment.

Value Investing Risks. During any given period, value investing may achieve better or worse results than other investment styles. The value investing approach carries the risk that the market will not recognize a stock’s intrinsic value for a long time, or that a stock judged as undervalued may actually be appropriately priced. The liquidity of a security may affect a Fund’s ability to buy or sell the security at the desired time, price or weighting. Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces. An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

Equity Investing Risks. Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stock, preferred stock, preference shares, tracking stock, warrants, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a company probably will be reflected as a decline in the value of its equity securities. When the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

Market Disruption Risk. Geopolitical and other events, including but not limited to war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, and spread of infectious illness have led, and in the future may lead, to increased market volatility, which may disrupt the U.S. and world economies, individual companies and markets, and may have significant adverse direct or indirect effects on the securities of the Funds.

In particular, the ongoing global coronavirus pandemic has led to increased levels of market distress and/or volatility, as well as decreased economic activity, any of which may have adversely impacted the companies in which the Funds invest, and may further adversely impact the securities during their holding periods in the Funds. This public health crisis has resulted in disruptions to supply chains, manufacturing and sales across a wide range of industries. Further, Russia’s invasion of Ukraine launched on February 24, 2022, has resulted in increased volatility in various financial markets and across various sectors. The U.S. and other countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict. Moreover, the ongoing effects of the hostilities and sanctions may not be limited to Russia and Russian companies, and may spill over to and negatively impact other regional and global economic markets of the world, including Europe and the United States. The ongoing military action along with the potential for a wider conflict could further increase financial market volatility and cause negative effects on regional and global economic markets, industries, and companies. It is not currently possible to determine the severity of any potential adverse impact of the foregoing events on the financial condition of any company, or more broadly, upon the global economy.

Equity Investing Risk Relating to Business Continuity/Operational and Cybersecurity Risks. The companies in which the Funds invest are susceptible to the risk that they will be unable to continue business as usual, or at all, following a disruption such as a natural disaster, power failure, terrorist attack, pandemic, or cybersecurity attack. These disruptions potentially could result in financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, and reputational damage. Affected companies could be unable to conduct business, or have limited operations, for an extended period of time, resulting in losses to the Funds.

Smaller Company Risks. Small and mid cap stocks held by the Funds could fall out of favor and returns would subsequently trail returns of the overall stock market. Investing in small and mid cap stocks is riskier and more volatile than investing in large cap stocks. Small and mid cap companies often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than larger capitalization companies. Small cap stocks may trade less frequently and in smaller volumes, and as a result may be less liquid than securities of large cap stocks. Therefore, when purchasing and selling such securities, higher transactional costs may be paid. Additionally, if a Fund is forced to sell securities to meet redemption requests or other cash needs, it may be forced to dispose of such securities under disadvantageous circumstances and at a loss.

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Concentration Risks. The Funds at times hold large positions in certain companies and/or sectors, and the Funds’ performance may suffer if these companies or sectors underperform. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. A fluctuation in one stock held by Ariel Focus Fund could significantly affect the overall performance of the Fund.

Foreign Risks. Investments in foreign stocks may underperform and may be more volatile and less liquid than comparable U.S. stocks. The values of foreign investments are affected favorably or unfavorably by foreign currency fluctuations. While Ariel attempts to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable (and may subject a portfolio to the risk of nationalization, expropriation, or confiscatory taxation of assets), and foreign financial reporting, accounting, custody, auditing and disclosure standards may not be as rigorous as those in the U.S. When a Fund invests in foreign securities, the expenses of trading and holding such securities are likely to be higher than the expenses relating to comparable U.S. securities, since the custodial and certain other expenses are expected to be higher. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than transactions involving U.S. securities. A Fund may have significant exposure to a particular region, sector, industry or currency, which may have a material impact on the Fund’s performance. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments, such as ADRs and GDRs, or other instruments that provide exposure to foreign companies.

In some foreign markets, sub-custodian arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. A Fund may be required to maintain a license to invest directly in some foreign markets. In addition, a Fund may be limited in some jurisdictions from engaging in short-term trading (as defined by the relevant jurisdiction). Investments in foreign countries may subject a Fund to non-U.S. taxation (potentially retroactively) on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments.

Investments in companies based in emerging markets present risks greater than those in mature markets. There is no universally accepted definition of an emerging market country.

The Adviser generally defers to the MSCI indices’ market classifications to determine whether a company is in an emerging market country. Emerging market countries may have less-developed legal, political, and accounting systems, and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economies of emerging countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, restrictions on repatriation, or other confiscation of assets of issuers of securities. There may be greater risk of default (by both the government and private issuers), greater governmental involvement in the economy, capital controls, inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze), unavailability of material information about issuers, slower clearance and settlement, differing investment structures, and restrictions on foreign ownership of stocks of local companies. Emerging markets may have less reliable access to capital, lower liquidity than established markets, and a greater potential for market manipulation. There may be differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards which could impede the Adviser’s ability to evaluate local companies. There may be greater limitations on the rights and remedies available to the Funds and other owners to pursue, obtain and enforce claims against emerging market issuers. There may be greater risk of high inflation and more volatile interest and currency exchange rates, which could depress prices for extended periods of time. Investments in emerging countries may involve trading and operational risks (including the risk of natural disasters and wars) and may require the payment of additional costs. Performance dispersion may result among the Adviser’s client accounts (including the Funds) due to an inability to aggregate trades and allocate price and transaction costs among clients and the Funds on a pro rata basis. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. The greater emerging market risks may adversely impact a Fund’s performance and its ability to achieve its investment objective(s).

China Risk. Investments in Chinese securities may subject the international and/or global Funds to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution and structure, risks of nationalization, expropriation or restrictions on foreign ownership of stocks of local companies.

Foreign Currency and Derivatives Risk. The International/Global Funds may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies,

SLOW AND STEADY WINS THE RACE	25

or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including currency forwards, ETFs, and other instruments. These include the following: buying and selling currency on a spot basis (i.e., foreign currency trades that settle within two days) or on a forward basis (foreign currency trades that settle over a longer period of time) by entering into foreign currency contracts. The Funds may buy and sell foreign currency options and securities, securities index options or futures, other futures contracts and options, and enter into swap agreements. The use of various types of derivatives may intensify investment losses, may create more volatility and may expose the Funds to other losses and expenses. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indexes they are designed to track, and suitable derivative instruments may not be available in all circumstances. Investments involving derivatives, such as foreign currency forward contracts, involve counterparty risk that could result in defaults on payment, delivery or other obligations. In addition, such investments may require a Fund to enter into agreements with counterparties and may require the payment of additional costs and the collateralization of a portion of a Fund’s account assets. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed a Fund’s original investment. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.

Foreign currency forward contracts are used to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. The International/Global Funds often will hedge large currency exposures in an attempt to reduce unintended tracking error versus the Funds’ respective benchmarks by using currency forward contracts although the Funds will also secure or maintain currency exposure via spot markets (i.e., foreign currency trades that settle within two days). The International/Global Funds’ currency strategy is designed to reduce risk, and it aims to dampen the effects of large currency moves primarily in major benchmark currencies, not to eliminate all currency tracking error entirely. A Fund will not be perfectly hedged against its benchmark as the costs could be prohibitive and often unwarranted. In particular, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of foreign currency forward contracts in this manner might reduce a Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the portfolio had not entered into such contracts. Ariel uses discretion and judgment in determining the cost benefit analysis of hedging.

Exchange Traded Fund (“ETF”) Risk. The risks of owning ETFs generally reflect the risks of owning the underlying companies, although lower liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. ETFs also have management fees that may increase the cost of owning ETFs compared to owning the underlying securities directly.

Excess Cash Risks. Certain Funds will at times temporarily hold excess cash (i.e., more than the cash levels typically required to meet any unexpected daily redemptions of Fund shares) or cash equivalents for defensive purposes in attempting to respond to adverse market, economic, political, or other conditions and/or during times when equity investments suitable for the Fund are difficult to identify. If the Funds hold excess cash, they will be exposed to inflation risk and the risk of exchanging lower risk for potentially lower returns. Holding excess cash is generally inconsistent with the Funds’ principal investment strategies and upon doing so the Funds may fail to achieve their fundamental investment objective. Cash positions may be comprised of cash or cash equivalents that may include, but are not limited to, foreign currency, money market funds, commercial paper, treasury bills, and short-term government bonds. For the International/Global Funds, counterparties in some of these transactions may include foreign banks and foreign governments. Foreign cash equivalents are riskier because they involve foreign counterparties, foreign exchange risk, as well as the risks associated with foreign currencies.

Regulatory Risks. The Funds are also subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase costs of the Funds’ operations, and/or change the competitive landscape.

Price Fluctuation Risk. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments over long time periods. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not invest in the Funds if you anticipate a near-term need—typically within five years—for either the principal or the gains from your investment.

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INVESTMENT ADVISER

Ariel, which began operations in 1983, manages the investments of the Funds. Its investment management services include buying and selling securities on behalf of the Funds, as well as conducting the research that leads to buy and sell decisions. The firm is headquartered at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601 (telephone: 312.726.0140 or 800.725.0140, website: arielinvestments.com). Every year the Funds’ Board of Trustees considers whether to approve the investment management agreements for the Funds. A discussion regarding the basis for the Trustees’ approval of the agreements is available in the Funds’ semi-annual report to shareholders for the six months ended March 31.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or intended to be third- party beneficiaries of, those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning each Fund that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time.

MANAGEMENT FEES

Ariel Fund

Ariel is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2022, the fee amounted to 0.57% of average daily net assets for the Investor Class and for the Institutional Class.

Ariel Appreciation Fund

Ariel is paid for its investment and administration services provided to Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2022, the fee amounted to 0.71% of average daily net assets for the Investor Class and for the Institutional Class.

Ariel Focus Fund

Ariel is paid for its investment and administration services provided to Ariel Focus Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2022, after waivers, the fee amounted to 0.52% of average daily net assets for the Investor Class and 0.55% of the average daily net assets for the Institutional Class.

Ariel International Fund

Ariel is paid for its investment services provided to Ariel International Fund at the annual rate of 0.80% of the first $1 billion of average daily net assets, declining to 0.75% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2022, after waivers, the fee amounted to 0.65% of average daily net assets for the Investor Class and 0.75% of average daily net assets for the Institutional Class.

Ariel Global Fund

Ariel is paid for its investment services provided to Ariel Global Fund at the annual rate of 0.80% of the first $1 billion of average daily net assets, declining to 0.75% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2022, after waivers, the fee amounted to 0.63% of average daily net assets for the Investor Class and 0.74% of average daily net assets for the Institutional Class.

PORTFOLIO MANAGERS

Ariel Fund

Lead Portfolio Manager

John W. Rogers, Jr., Chairman, Co-CEO and Chief Investment Officer, Ariel Investments, LLC. John is the Lead Portfolio Manager for Ariel Fund. As such, he makes the final investment decisions for the Fund. He founded the firm in 1983 and has served as Lead Portfolio Manager for Ariel Fund since the Fund’s inception in 1986.

Portfolio Managers

John P. Miller, CFA, Senior Vice President, Ariel Investments, LLC and Portfolio Manager, Ariel Fund. John has served in this capacity since November 2006.

Kenneth E. Kuhrt, CPA, Executive Vice President, Ariel Investments, LLC and Portfolio Manager, Ariel Fund. Ken has served in this capacity since December 2011. Ken joined Ariel in 2004 as a Research Analyst.

Ariel Appreciation Fund

Co-Portfolio Managers

John W. Rogers, Jr., Chairman, Co-CEO and Chief Investment Officer, Ariel Investments, LLC, Co-Portfolio

SLOW AND STEADY WINS THE RACE	27

Manager, Ariel Appreciation Fund. John has served in this capacity since December 2011. John served as Lead Portfolio Manager for Ariel Appreciation Fund from 2002 to December 2011.

Timothy Fidler, CFA, Executive Vice President and Director of Research, Ariel Investments, LLC and Co-Portfolio Manager, Ariel Appreciation Fund. Tim has served in this capacity since December 2011. Tim served as Portfolio Manager of Ariel Appreciation Fund from November 2009 to December 2011.

Ariel Focus Fund

Portfolio Manager

Charles K. Bobrinskoy, Vice Chairman and Head of Investment Group, Ariel Investments, LLC and Portfolio Manager, Ariel Focus Fund. Charlie has served as Portfolio Manager since the Fund’s inception in 2005.

Ariel International Fund and Ariel Global Fund

Portfolio Manager

Rupal J. Bhansali, Executive Vice President, Chief Investment Officer—International & Global Equities, Ariel Investments, LLC and Portfolio Manager, Ariel International Fund and Ariel Global Fund. Rupal has served as Portfolio Manager for the International/Global Funds since their inception in 2011.

NOTE: The Statement of Additional Information provides more details about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the respective Fund(s) they manage.

ADMINISTRATION

The Adviser is responsible for the administrative services for the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund. These services include:

•	Responding to shareholder requests for information on their accounts and the Funds in general

•	Preparing quarterly reports for shareholders

•	Preparing reports for the Funds’ Board of Trustees

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for the International/Global Funds. Northern Trust also acts as the Funds’ accounting agent and custodian.

U.S. Bank Global Fund Services (“USBGFS”) serves as the Funds’ transfer agent. As transfer agent, USBGFS maintains shareholder records, opens shareholder accounts and processes buy and sell orders for shares of the Funds.

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Investors may purchase or sell shares in the Funds directly through Ariel or through an intermediary, such as a broker, bank, investment adviser or record-keeper. Intermediaries may charge other fees to their clients—check with your financial intermediary. The following sections apply to purchasing and selling Fund shares directly.

DOING BUSINESS WITH ARIEL

Shareholder services representatives are available Monday through Friday (except holidays) from 8:00 a.m. to 7:00 p.m. Central Time. The Funds’ website (arielinvestments.com) and Turtle Talk (an automated shareholder information hotline, 800.292.7435) are both available 24 hours a day, 7 days a week.

Shares of the Funds are offered for sale in the United States and its territories only, including Guam, Puerto Rico and the U.S. Virgin Islands. To invest in the Funds, you must be a U.S. citizen or resident alien, and you must reside within the United States and its territories or have a U.S. military address.

OPENING A NEW ARIEL ACCOUNT

The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for both classes of shares is $100. Investment minimums may be waived in certain circumstances as described in this Prospectus, including participating in the Funds’ Automatic Investment Program.

Individuals may open new accounts online at arielinvestments.com or by mailing a signed account application and submitting payment (in the form of a check or wire transfer). IRA transfers and rollovers, corporate accounts, and trust accounts cannot be opened online. To open an account by mail, you can obtain an account application by calling 800.292.7435 or by downloading an application from arielinvestments.com. Mail your completed application to:

Regular Mail

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Mail

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such services, or receipt at a USBGFS post office box, of purchase orders (or redemption requests) does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders (or redemption requests) is based on when the order is received at the transfer agent’s office.

Once your account has been opened, you may conduct transactions by mail, online at arielinvestments.com or by telephone at 800.292.7435. For more information about online transactions, see the section below called “Online Transactions”.

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FUNDING YOUR ACCOUNT BY WIRE

To open an account and make an initial investment by wire, a completed account application must be sent by mail before your wire can be accepted. Upon receipt of your completed application, your account number will be assigned. This number will be required as part of the instruction that you should provide to your bank to send the wire. Your bank should transmit monies by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA Number: 075000022

Credit: U.S. Bank Global Fund Services

Account Number: 112-952-137

Further Credit: Ariel Investment Trust

(Your shareholder registration name)

(Your shareholder account number and

Fund name or Fund number)

Fund numbers

	Investor Class	Institutional Class

Ariel Fund:	2220	2230

Ariel Appreciation Fund:	2221	2231

Ariel Focus Fund:	2222	2232

Ariel International Fund:	2225	2235

Ariel Global Fund:	2226	2236

Before sending a wire, please contact the transfer agent at 800.292.7435 to advise them of your intent to wire monies. This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include the name of the Fund you are purchasing, your Ariel shareholder account number and your name so that monies can be correctly applied. Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Wires cannot be sent on days when the Federal Reserve is closed (even if the Funds are open for business). This includes Columbus Day and Veterans’ Day. Wire orders to buy or sell shares that are placed on such days will be processed on the next day that both the Funds and the Federal Reserve are open.

ONLINE TRANSACTIONS IN YOUR ACCOUNT

Once you have opened an account, you can make subsequent purchases online at arielinvestments.com. To set up your online account after opening an account by mail, you will need the last four digits of your Social Security number (or taxpayer identification number) and your account number.

Payment for shares purchased online may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions online. Online transactions also are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $50,000.

You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to verify that online transactions are authentic. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions online, you will need your account number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated online, including fraudulent or unauthorized instructions.

SHARE CLASSES

Investor Class shares are offered to individual investors directly or through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries and charge a 0.25% distribution and service fee. Investor Class shares are subject to a minimum initial investment of $1,000 and a subsequent investment minimum of $100.

Institutional Class shares are offered primarily for direct investments by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The minimum initial investment for Institutional Class shares is $1 million and a subsequent investment minimum of $100.

The Distributor may waive the initial and subsequent minimum investment in certain circumstances, including, but not limited to, the following:

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•	Certain wrap or other fee-based programs for the benefit of clients of investment professionals or other financial intermediaries

•	Employer-sponsored retirement plans, such as defined contribution plans (401(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries where the investment in such plan is expected to reach the $1 million minimum within a reasonable time period or the plan currently has assets of at least $25 million

•	Certain registered investment advisers, broker-dealers and individuals accessing accounts through registered investment advisers

•	Investors participating in the Funds’ Automatic Investment Program for the Investor Class of shares

•	Employee benefit plans sponsored by the Adviser

•	Trustees of the Trust and their family members*

•	Employees and directors of the Adviser and its affiliates and their family members*

USA PATRIOT ACT

In accordance with the regulations issued under the USA PATRIOT Act, the Funds and USBGFS are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of ) an account, you will be asked for your name, street address (or APO/ FPO), date of birth, taxpayer identification number and other information, which will be used to verify your identity. If you open an account in the name of a legal entity (e.g., partnership, limited liability company, business trust or corporation), you must also supply the identity of the beneficial owner(s).

The Funds are required to reject your account application if you fail to provide all of the required information. The Funds will attempt to contact you or your broker to try and collect the missing information. Please note:

•	If you are unable to provide the requested information or the Funds are unable to contact you within two business days, your application will be rejected and your money will be returned.

•	If you provide the required information following the request, your investment will be accepted and you will receive the Fund price as of the date all information is received.

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

If the Funds are unable to verify your identity based on the information you provide, they reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed, and the proceeds will be mailed to you. Please note that your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction. Under some circumstances, the Funds may be required to “freeze” your account if information matches government suspicious activity lists.

The Funds reserve the right to hold your proceeds until the earlier of (i) 15 days after your purchase check was invested or (ii) the date your purchase check is verified as cleared. This delay will not apply if you purchased your shares via wire payment.

Please Note:

REGARDING PURCHASES OF SHARES IN THE FUNDS

•	Refer to “Determining the price for your transaction” on page 38 for information regarding how the Fund share price for your purchase or redemption transaction is determined.

•	Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares. The Funds will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or its authorized designee, receives the order.

•	The number of shares you have purchased is calculated based on the Fund share price (net asset value) you received at the time of your order.

* Family members include, without limitation, spouse, domestic partner, parents, spouse’s/domestic partner’s parents, children, children’s spouses/domestic partners, grandchildren, brothers, and sisters.

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•	Purchases are accepted only in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, the Funds will not accept payment methods that the Funds determine are more susceptible to fraud, including, but not limited to, third-party checks (except for properly endorsed IRA rollover checks), Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, gift cards or certificates or any conditional order or payment.

•	With an Automatic Investment Program, any time a scheduled investment is rejected by your bank, the Funds will charge your account $25, plus any loss incurred. Two consecutive rejects will result in suspension of your Automatic Investment Program until further notice. If you cancel your monthly Automatic Investment Program prior to reaching the Investor Class account minimum, the Funds reserve the right to close your account and send you the proceeds with 30 days prior written notice, unless a balance of $1,000 or more is restored within that 30-day period.

•	If payment for your check or telephone purchase order does not clear, the Funds will cancel your purchase. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Funds for any payment that is returned.

•	The Funds reserve the right in their sole discretion to waive investment minimums and/or set lower investment minimums than those minimums stated in this Prospectus. For example, the Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary or invest in the Funds through a 401(k) or other retirement account.

•	The Funds reserve the right to stop selling shares at any time. The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchases through exchange transactions in any account at any time in the Funds with or without prior notice.

REGARDING THE SALE OF SHARES IN THE FUNDS

•	The Funds normally send the proceeds of your redemption to you the next business day. However, if a Fund believes the sale may adversely affect the operation of the Fund, it may take up to 7 days to send your proceeds. We recommend that you call the Funds at 800.292.7435 before redeeming $500,000 or more. By calling first, you may avoid delayed payment of your redemption.

•	The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents or by selling portfolio holdings. Redemptions in kind (marketable portfolio securities) may be used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in kind will be considered only when the amount to be redeemed is $5 million or more. In addition, the Funds have in place a line of credit that may be used to meet redemption requests. The line of credit or a redemption in kind may be used regularly or in stressed market conditions, as necessary, to meet redemption requests. If the Funds pay your redemptions in kind, you will bear the market risks associated with such securities until you have converted them to cash.

•	You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by you, and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days. Fees are deducted from redemption proceeds only in the event of complete or share specific redemptions. In the case of dollar specific redemption, fees are deducted above and beyond the requested redemption amount. Alternatively, you may call the transfer agent to specify how to deduct the fee.

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•	If the value of your account falls below $1,000 for the Investor Class or $1 million for the Institutional Class for any reason, including a market decline, the Funds may close your account and send you the proceeds with 30 days prior written notice. Unless a balance of $1,000 for the Investor Class or $1 million for the Institutional Class or more is restored within that 30-day period, the Funds will redeem your shares at the NAV calculated on the day your account is closed.

•	Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit or retirement accounts. Please contact the Funds at 800.292.7435 regarding the specific requirements for your transaction.

•	If you recently made a purchase by mail or ACH, the Funds cannot send you the proceeds from your redemption of shares until reasonably satisfied that your purchase payment has cleared. When the Funds receive your redemption request in good form, your shares will be redeemed at the next calculated price, however your proceeds may be delayed until the earlier of 15 calendar days after your purchase was made or the date the Funds can verify your purchase has cleared. This delay will not apply if you purchased your shares via wire payment. Good form means that your redemption request includes: (i) the name of the Fund, (ii) the number of shares or dollar amount to be redeemed, (iii) the account number, and (iv) signatures by all of the shareholders whose names appear on the account registration, with a signature guarantee, if applicable.

•	Certain transactions and account maintenance requests must be made in writing. If there are multiple account owners, all owners must sign these written requests.

•	Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

•	Shares held in IRA or other retirement accounts may be redeemed by telephone at 800.292.7435. Investors will be asked whether or not to withhold taxes from any distribution. Shareholders redeeming by written request must indicate whether or not federal income tax should be withheld, or the Funds will automatically withhold 10% in taxes.

STATE LAWS REGARDING ABANDONMENT OF YOUR ACCOUNT

Please Note: Under certain circumstances, some states have laws mandating that your Fund shares be transferred to the state if your account is considered abandoned. To prevent this, we recommend you keep the Funds updated as to your current mailing address and that you contact us regarding your account at least annually by phone at 800.292.7435 or by logging into your account online at arielinvestments.com.

Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Your last known address on record with the Funds determines which state has jurisdiction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

An incorrect address may cause your account statements and other mailings to be returned to the Funds. Based upon applicable statutory requirements for returned mail, the Funds will attempt to locate you or another rightful owner of the account. If the Funds are unable to locate you or another owner, then the Funds will determine whether your account can legally be considered abandoned.

SIGNATURE GUARANTEE

In some cases, you will have to obtain a signature guarantee. A signature guarantee can be obtained from a financial institution such as a commercial bank, savings bank, credit union or broker-dealer who participates in a signature guarantee program. You need to be a customer of the financial institution in order to receive a signature guarantee. A signature guarantee is designed to protect you and the Funds from fraudulent activities. The Funds require a signature guarantee, from either a Medallion program member or a non-Medallion program member, in the following situations:

•	If ownership is being changed on your account, such as adding or removing a joint owner

•	You want to sell more than $100,000 in shares

•	When redemption proceeds are payable or sent to any person, address or bank account not on the Funds’ records

•	If you are requesting a redemption and a change of address and/or bank account was received by the Funds’ transfer agent within the last 30 calendar days

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial source. In addition to the situations described above, the Funds and their transfer agent reserve the right to require a signature guarantee or Signature Validation Program stamp in other instances based on the circumstances of the particular transaction. The Funds reserve the right to waive any signature requirement at their discretion.

For your convenience, forms to process most transactions that require a signature guarantee are available at arielinvestments.com.

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SHAREHOLDER SERVICES

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, the Funds send you various account statements and reports, including:

•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts). Please review your confirmation statements for accuracy.

•	Quarter-end and year-end shareholder account statements.

•	Shareholder Reports for the Funds, which include Portfolio Manager Commentary, Performance Information and Portfolio Holdings.

•	Shareholder tax forms.

When the Funds send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. Should you wish to receive individual copies of materials, please contact us at 800.292.7435. Once we have received your instructions, you will begin receiving individual copies for each account at the same address within 30 days.

You can choose to receive your account statements, prospectuses, and annual tax forms via email instead of regular mail by selecting your eDelivery preferences online. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, please contact us at 800.292.7435 or visit arielinvestments.com to sign up for eDelivery.

The Funds’ shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by following the three easy steps described on our website at arielinvestments.com/e-delivery. You may elect to receive all future shareholder reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your intermediary. Your election to receive shareholder reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

SECURING YOUR TELEPHONE AND ONLINE ORDERS

The Funds will take all reasonable precautions to ensure that your telephone and online transactions are authentic. By telephone,

such procedures include a request for personal identification (account, Social Security or Tax ID) number and recording your instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Online, such procedures include the use of your Ariel shareholder account number, Social Security or Tax ID number, username, password and encryption. The Funds and their service providers cannot be held liable for executing instructions they reasonably believe to be authentic. All shareholders automatically receive telephone and online privileges to exchange, purchase or sell shares. Retirement accounts established under Internal Revenue Code section 403(b) (for employees of public institutions or tax-exempt organizations) do not have any telephone or online privileges. If you do not want the flexibility of telephone and online privileges, please inform the Funds by telephone or in writing. Telephone and online trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone and online transactions.

AUTOMATIC INVESTMENT PROGRAM

The Funds offer shareholders an opportunity to invest in the Funds through an Automatic Investment Program, which consists of regular, automatic investments in the Funds made directly from your bank account or your paycheck. Investor Class shares of all Funds may be purchased through the Automatic Investment Program, which is available for all types of accounts. The initial and subsequent minimum investment requirements are waived if you automatically invest a minimum of $50 per month and you maintain your Automatic Investment Program until reaching each Fund’s initial investment minimum of $1,000. In order to participate in the Automatic Investment Program, your financial institution must be a member of the ACH network. Any request to change or terminate the Automatic Investment Program should be submitted to the Transfer Agent by telephone at 800.292.7435 or in written form five (5) days prior to the effective date.

EXCHANGES

You may exchange shares of any Fund you own for shares of another Fund, so long as you meet the investment minimums required for each Fund and share class. An exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange. Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

You also may exchange the shares of any Fund you own for shares of a money market fund made available by the Trust or exchange shares of such money market fund for shares of any Fund. You should read the money market fund’s prospectus prior to investing in that fund. You can obtain a prospectus for the money market fund by calling 800.292.7435 or by visiting arielinvestments.com.

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CONVERSIONS

The Distributor may allow for the conversion of Investor Class shares of a Fund to Institutional Class shares of the same Fund under certain circumstances. Certain financial intermediaries offer programs under which the Adviser and/or the Distributor have agreed to permit the conversion of Investor Class shares to Institutional Class shares. Under some of these arrangements, an investor’s shares may be automatically converted. The Institutional Class shares and this conversion option are available only to some investors through specific programs offered by certain intermediaries.

The Distributor may allow for the conversion of Institutional Class shares of a Fund to Investor Class shares of the same Fund under certain circumstances. The Adviser and/or the Distributor have agreed to accommodate the conversion of Institutional Class shares to Investor Class shares for investors that no longer qualify for a certain financial intermediary’s program that offers Institutional Class shares. Under this arrangement and any similar future arrangements with other intermediaries, an investor’s shares may be automatically converted. The Adviser and the Distributor are not able in these cases to prevent such a conversion should you qualify under this Prospectus for a Fund’s Institutional Class shares. You are encouraged to contact your financial intermediary to ensure that you are in a program that offers you Institutional Class shares if your investment in a Fund is $1 million or more.

If shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

SYSTEMATIC WITHDRAWALS

If you wish to receive regular withdrawals from your account, please send a letter with your account name; account number; the number of shares you wish to sell or the dollar amount you wish to receive on a regular basis; how often you wish to receive each payment (monthly or quarterly); and the method of receipt.

The Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. See page 33 for signature guarantee requirements. You may elect to change or terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal. Note, you must maintain a minimum balance of $10,000 and make a minimum withdrawal of $50 to participate in a systematic withdrawal plan.

PAYMENTS TO BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Brokers, dealers, financial intermediaries, record-keepers and other service providers (collectively, “Intermediaries”) may be entitled to receive certain payments from the Funds, the Adviser or, Ariel Distributors, LLC. In addition to compensating Intermediaries for distribution, shareholder servicing and record-keeping, these payments may be required by Intermediaries for selling the Funds’ shares and providing continuing support to shareholders.

Intermediaries may receive (i) distribution and shareholder servicing fees from the Distributor; (ii) fees from the Funds for providing record-keeping and shareholder services to investors who hold shares of the Funds through omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Distributor from their own resources.

Intermediaries may, as a condition to distributing the Funds and servicing shareholder accounts, require that the Adviser or the Distributor pay or reimburse the Intermediary for its marketing support expenses, including: business planning assistance; educating personnel about the Funds; shareholder financial planning needs; placement on the Intermediary’s list of offered funds; and access to sales meetings, sales representatives and management representatives of the Intermediary.

A number of factors are considered in determining whether to pay these additional fees and the amount of the fees, including the amount of assets that the Intermediary’s customers have invested in the Funds and the quality of the Intermediary’s relationship with the Adviser and the Distributor. Fees generally are based on the value of shares of the Funds held by the Intermediary for its customers or based on the number of customer accounts, or a combination thereof. Some Intermediaries may choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on an Intermediary’s preferred list of funds or otherwise associated with the Intermediary’s marketing and other support activities. The foregoing arrangements may create an incentive for Intermediaries, as well as their registered representatives, to provide the Funds with enhanced sales and marketing support and/or recommend and sell shares of the Funds rather than other mutual funds. The Statement of Additional Information provides more details about these payments.

Some of the Adviser’s employees (who also are registered representatives of the Adviser and/or its subsidiary, the Distributor) receive incentive compensation payments from the Adviser for the sale of shares of the Funds in certain circumstances. These employees are salespersons, not research team members or portfolio managers who provide investment advice. It should be noted that employees of the Adviser do not sell non-Ariel investment products or services. To the extent there is a conflict of interest in that Ariel’s employees

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have the incentive to sell the Funds based on compensation rather than on an investor’s needs, Ariel addresses the conflict through this disclosure.

Although the Funds may use brokers who sell shares of the Funds to trade securities in the Funds’ portfolios, the Funds do not consider the sale of Fund shares as a factor when selecting brokers for trades involving the Funds’ portfolio holdings.

RULE 12B-1 FEES

The Funds have adopted a plan under Rule 12b-1 that allows the Funds to pay distribution fees of 0.25% of average daily net fund assets for the sale and distribution of Investor Class shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you were paying other types of sales charges.

FREQUENT TRADING

The Funds do not knowingly permit frequent or short-term trading (also known as market timing). Do not invest in the Funds if you are a market timer. Excessive trading interferes with a Fund’s ability to implement long-term investment strategies; increases a Fund’s portfolio turnover ratio and portfolio transaction expenses; and may increase taxable distributions, decrease tax-efficiency and decrease investment performance for the Fund’s long-term shareholders.

The Funds’ Board of Trustees has adopted market timing policies and procedures. It is the policy of the Funds to discourage, take reasonable steps to deter or minimize, and not accommodate, to the extent practical, frequent purchases and redemptions of shares of the Funds. Although there is no assurance that the Funds will be able to detect or prevent frequent trading or market timing in all circumstances, the following policies have been adopted to address these issues:

•	The Funds monitor trading activity within specific time periods on a regular basis in an effort to detect frequent, short-term or other inappropriate trading. The Funds may deem a sale of Fund shares to be disruptive if the sale is made within 60 days of a purchase, if such sales happen more than once per year, or if transactions seem to be following a frequent trading pattern. This rule also applies to exchanges of Funds’ shares. A purchase of a Fund’s shares followed by a redemption within a 60-day period may result in the Fund rejecting a future purchase request made within the next 60 days.

•	The Funds reserve the right to reject any purchase request—including exchanges from any of the Funds or the money market fund made available by the Trust—without notice and regardless of size. A purchase request could be rejected, for example, if the Funds determine that such purchase may disrupt a Fund’s operation or performance or because of a history of frequent trading by the investor. In determining whether such trading activity is disruptive to a Fund, a number of factors are considered including, but not limited to, the size of the trade relative to the size of the Fund, the number of trades and the type of Fund involved.

•	The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchase or exchange transactions in any account at any time in the Funds with or without prior notice, if such investor appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.

The preceding policies do not apply to the following:

•	Purchases of shares with Fund dividend or capital gains distributions

•	Purchases or sales transacted through the Funds’ Automatic Investment Program involving predetermined amounts on predetermined dates

•	Redemptions of shares to pay Fund or account fees

•	Account transfers and re-registrations of shares within the same Fund

•	Purchases of shares in retirement accounts by asset transfer or direct rollover

•	Emergency situations (which will be determined by the Funds in their sole discretion)

The Funds use several methods to reduce the risks of market timing, including working with Intermediaries and the Funds’ transfer agent to monitor investor accounts (e.g., reviewing holding periods and transaction amounts) and reviewing trading activity to identify transactions that may be inconsistent with the Funds’ frequent trading policy.

The Funds have not entered into any arrangements that permit organizations or individuals to market time the Funds. Although the Funds will not knowingly permit investors to excessively trade shares of the Funds, investors seeking to engage in frequent trading may employ a variety of strategies to avoid detection, and there can be no guarantee that all market timing will be prevented, despite the best efforts of the Funds and its service providers. The ability of the Funds to detect and curtail excessive trading practices also may be limited by operational systems and technological limitations. The Funds reserve the right to terminate or amend the exchange privilege at any time.

The Funds have entered into agreements with Intermediaries which trade shares in the Funds through omnibus accounts in order to help the Funds obtain transaction information from those Intermediaries for the purpose of identifying investors who engage in frequent trading. The Funds cannot always

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detect or prevent excessive trading that may be facilitated by Intermediaries or by the use of omnibus accounts. There can be no assurance that the Funds will successfully identify all Intermediaries with omnibus accounts in the Funds or all frequent trading that occurs in those accounts. There can be no assurance that Intermediaries will properly administer the Funds’ frequent trading policies. Intermediaries may apply frequent trading policies that differ from those used by the Funds. If you invest in the Funds through an Intermediary, you should read that firm’s fund materials carefully to learn of any rules or fees that may apply to your trades.

CALCULATING THE FUNDS’ SHARE PRICES AT NET ASSET VALUE

The Funds calculate the price of Fund shares at net asset value (“NAV”) as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business. The Exchange is normally open for business every weekday, except when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Ariel may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends and holidays), when trading is restricted or as permitted by the SEC. The NAV is computed by subtracting the Fund’s liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Funds’ portfolios generally are valued at the last sale price on their primary exchange . Short-term securities are valued at amortized cost, so long as it approximates fair value. In cases when quotations for a particular security are not readily available, the fair value of the security is determined based on procedures approved by the Funds’ Board of Trustees. In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. Effective as of September 8, 2022, the Board approved changes to the Funds’ valuation procedures to comply with Rule 2a-5 and designated the Adviser as the Funds’ valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.

For example, the Funds may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security is halted before a Fund calculates its NAV. A security’s fair value may result in a value that is significantly different than its opening price the next day. Further, the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last or next reported prices.

In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by the Funds’ accounting agent. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the NAV of the International/Global Funds’ shares even if there has not been any change in the foreign currency prices of those Funds’ investments.

The International/Global Funds often invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares and shareholders are not able to purchase or redeem shares. The value of the International/Global Funds’ portfolio holdings—and, thus, the value of your investment in the International/Global Funds—may change on those days when the Funds do not price their shares and shareholders will not be able to purchase or redeem shares.

In addition, trading in certain portfolio investments may not occur on days the Funds are open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Funds’ underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

DETERMINING THE PRICE FOR YOUR TRANSACTION

If the Funds receive your request to purchase, sell or exchange Fund shares at or before NYSE Closing Time (normally 4:00 p.m. Eastern Time), you will receive the NAV calculated that day. If your request is received after NYSE Closing Time, your request will be processed at the NAV calculated on the following business day.

In some cases the Funds may require additional documentation to complete your request to purchase, sell or exchange Fund shares. Once the Funds receive your request in good form, your transaction will be processed at the next calculated price.

If you are purchasing, selling or exchanging Fund shares through an Intermediary, your NAV is dependent upon when your Intermediary receives your request and sends it to the Funds. To receive the closing price for the day you place your order, your Intermediary must receive your order at or before NYSE Closing Time and promptly transmit the order to the Funds. The Funds rely on your Intermediary to have procedures in place to assure that our pricing policies are followed.

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DISTRIBUTIONS

Net realized capital gains of a Fund, if any, are distributed to all shareholders at least annually. Net investment income of a Fund, if any, is declared and distributed once per year. You may receive your Fund dividends and/or capital gains distributions in several ways:

•	Reinvestment. Unless otherwise instructed, your dividends and capital gains distributions will be reinvested in additional Fund shares. The share price is computed as of the declared distribution date. You may change the disposition of your dividends and capital gains by notifying the transfer agent in writing or by telephone at least 5 days prior to the record date of the next distribution.

•	Cash. You may elect to receive distributions and/or capital gains paid in cash. If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then current net asset value, and to reinvest all subsequent distributions.

•	For those electing to receive your dividends in cash, the Funds will normally mail distribution checks within 5 business days following the payable date.

Please Note:

•	The Funds will automatically reinvest distributions for IRA, Education Savings Account (“ESA”) and 403(b) shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and it is subject to taxes and potential income tax penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

TAXES

This section provides general tax information about owning and selling shares of the Funds and should not be considered tax advice. You should consult with a tax advisor to determine tax consequences specific to you.

If your shares are held in a taxable account, the distributions you receive are subject to federal income tax and may also be subject to state or local taxes. The tax status of your distributions from a Fund does not change whether you reinvest distributions or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains which are taxed at a different tax rate. Every January, the Funds will send you and the IRS a statement called Form 1099-DIV. This form will show the amount of each taxable distribution you received in the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV. Please note retirement account shareholders will not receive a Form 1099-DIV.

If you sell shares within one year of purchase, any gains are treated as ordinary income for income tax purposes. If you sell shares you have held for a year or longer, any gain or loss is treated as a long term capital gain or loss.

If you buy shares after a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and later receiving a portion back in the form of a taxable distribution. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax and may also be subject to state or local taxes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds publicly disclose portfolio holdings as of the most recent quarter-end at arielinvestments.com, generally within five business days of quarter-end. A summary of the policies and procedures regarding the Funds’ disclosure of portfolio holdings may be found in the Funds’ Statement of Additional Information. This information is also available at arielinvestments.com.

INDEX DESCRIPTIONS

Please note that indexes are unmanaged, and you cannot invest directly in an index. Performance results shown for the indexes reflect the reinvestment of dividends and other earnings.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Its inception date is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Its inception date is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Its inception date is February 1, 1995. This index pertains to Ariel Appreciation Fund.

SLOW AND STEADY WINS THE RACE	39

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its inception date is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Its inception date is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. Its inception date is March 4, 1957. This index pertains to the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI ACWI (All Country World Index) Index® is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Its inception date is January 1, 2001. This index pertains to Ariel Global Fund.

The MSCI ACWI Value Index® captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Its inception date is December 8, 1997. This index pertains to Ariel Global Fund.

The MSCI EAFE® Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Its inception date is May 31, 1986. This index pertains to Ariel International Fund.

The MSCI EAFE® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. Its inception date is December 8, 1997. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index® is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Its inception date is January 1, 2001. This index pertains to Ariel International Fund.

The MSCI ACWI ex-US Value Index® captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Its inception date is December 8, 1997. This index pertains to Ariel International Fund.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies country of incorporation. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

40	SLOW AND STEADY WINS THE RACE

The tables on the following pages provide financial performance information for the Investor Class and Institutional Class of Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund for past five fiscal years.

The financial performance information reflects financial results for a single share of each Fund. The total returns represent the rates of return that an investor would have earned, or lost, on an investment in that Fund, assuming all dividends and distributions were reinvested in additional shares of that Fund. This information for the past five fiscal years has been audited by Deloitte & Touche LLP, whose report is included, along with the Funds’ financial statements, in the Funds’ Annual Report, which is available free of charge upon request and at the Funds’ website: arielinvestments.com.

	Year Ended September 30
Ariel Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$85.09	$54.40	$63.40	$74.58	$69.11
Income from Investment Operations
Net Investment Income (Loss)	0.39	(0.04)	0.50	0.65	0.57
Net Realized and Unrealized Gain (Loss) on Investments	(20.38)	34.33	(5.72)	(6.10)	9.31
Total from Investment Operations	(19.99)	34.29	(5.22)	(5.45)	9.88
Distributions to Shareholders
Dividends from Net Investment Income	(0.03)	(0.20)	(0.55)	(0.59)	(0.48)
Distributions from Capital Gains	(4.61)	(3.40)	(3.23)	(5.14)	(3.93)
Total Distributions	(4.64)	(3.60)	(3.78)	(5.73)	(4.41)
Net Asset Value, End of Year	$60.46	$85.09	$54.40	$63.40	$74.58
Total Return	(25.05)%	65.59%	(9.03)%	(7.17)%	14.98%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,110,849	$1,778,696	$995,861	$1,302,745	$1,587,936
Ratio of Expenses to Average Net Assets	0.98%	1.00%	1.04%	1.02%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.31%	0.15%	0.70%	0.97%	0.74%
Portfolio Turnover Rate	33%	24%	23%	22%	19%

	Year Ended September 30
Ariel Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$85.34	$54.53	$63.55	$74.78	$69.28
Income from Investment Operations
Net Investment Income (Loss)	0.38	0.25	0.58	0.74	0.73
Net Realized and Unrealized Gain (Loss) on Investments	(20.17)	34.34	(5.62)	(6.03)	9.38
Total from Investment Operations	(19.79)	34.59	(5.04)	(5.29)	10.11
Distributions to Shareholders
Dividends from Net Investment Income	(0.30)	(0.38)	(0.75)	(0.80)	(0.68)
Distributions from Capital Gains	(4.61)	(3.40)	(3.23)	(5.14)	(3.93)
Total Distributions	(4.91)	(3.78)	(3.98)	(5.94)	(4.61)
Net Asset Value, End of Year	$60.64	$85.34	$54.53	$63.55	$74.78
Total Return	(24.82)%	66.12%	(8.74)%	(6.86)%	15.30%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,208,385	$1,273,796	$596,645	$742,864	$673,273
Ratio of Expenses to Average Net Assets	0.67%	0.69%	0.72%	0.70%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.45%	1.01%	1.31%	1.03%
Portfolio Turnover Rate	33%	24%	23%	22%	19%

SLOW AND STEADY WINS THE RACE	41

	Year Ended September 30
Ariel Appreciation Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$50.93	$38.76	$44.43	$49.48	$50.91
Income from Investment Operations
Net Investment Income (Loss)	0.06	0.12	0.48	0.62	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(7.89)	16.31	(2.77)	(2.83)	4.17
Total from Investment Operations	(7.83)	16.43	(2.29)	(2.21)	4.57
Distributions to Shareholders
Dividends from Net Investment Income	(0.21)	(0.24)	(0.42)	(0.42)	(0.39)
Distributions from Capital Gains	(6.57)	(4.02)	(2.96)	(2.42)	(5.61)
Total Distributions	(6.78)	(4.26)	(3.38)	(2.84)	(6.00)
Net Asset Value, End of Year	$36.32	$50.93	$38.76	$44.43	$49.48
Total Return	(18.50)%	45.27%	(5.93)%	(4.23)%	9.90%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$838,963	$1,101,184	$777,404	$996,797	$1,321,843
Ratio of Expenses to Average Net Assets	1.10%	1.12%	1.15%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets	0.57%	0.55%	0.98%	1.05%	0.72%
Portfolio Turnover Rate	26%	24%	24%	18%	11%

	Year Ended September 30
Ariel Appreciation Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$51.10	$38.86	$44.55	$49.64	$51.07
Income from Investment Operations
Net Investment Income (Loss)	0.29	0.36	0.60	0.59	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(8.00)	16.26	(2.77)	(2.68)	4.25
Total from Investment Operations	(7.71)	16.62	(2.17)	(2.09)	4.73
Distributions to Shareholders
Dividends from Net Investment Income	(0.35)	(0.36)	(0.56)	(0.58)	(0.55)
Distributions from Capital Gains	(6.57)	(4.02)	(2.96)	(2.42)	(5.61)
Total Distributions	(6.92)	(4.38)	(3.52)	(3.00)	(6.16)
Net Asset Value, End of Year	$36.47	$51.10	$38.86	$44.55	$49.64
Total Return	(18.24)%	45.74%	(5.65)%	(3.91)%	10.21%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$175,831	$267,375	$196,009	$298,211	$267,831
Ratio of Expenses to Average Net Assets	0.79%	0.81%	0.84%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.87%	1.26%	1.39%	1.03%
Portfolio Turnover Rate	26%	24%	24%	18%	11%

42	SLOW AND STEADY WINS THE RACE

	Year Ended September 30
Ariel Focus Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.60	$12.13	$12.89	$14.77	$13.71
Income from Investment Operations
Net Investment Income (Loss)	0.13	0.16	0.18	0.16	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(2.50)	4.65	(0.80)	(1.20)	1.71
Total from Investment Operations	(2.37)	4.81	(0.62)	(1.04)	1.84
Distributions to Shareholders
Dividends from Net Investment Income	(0.14)	(0.12)	(0.14)	(0.13)	(0.11)
Distributions from Capital Gains	(0.42)	(0.22)	—	(0.71)	(0.67)
Total Distributions	(0.56)	(0.34)	(0.14)	(0.84)	(0.78)
Net Asset Value, End of Year	$13.67	$16.60	$12.13	$12.89	$14.77
Total Return	(14.91)%	40.39%	(4.91)%	(6.86)%	14.26%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$40,429	$43,721	$31,852	$40,770	$44,964
Ratio of Expenses to Average Net Assets, Including Waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.13%	1.20%	1.25%	1.23%	1.20%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	0.91%	0.92%	1.23%	1.30%	0.98%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	0.78%	0.72%	0.98%	1.07%	0.78%
Portfolio Turnover Rate	33%	63%	22%	18%	27%

	Year Ended September 30
Ariel Focus Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.63	$12.14	$12.89	$14.77	$13.69
Income from Investment Operations
Net Investment Income (Loss)	0.18	0.18	0.19	0.19	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(2.52)	4.67	(0.78)	(1.20)	1.71
Total from Investment Operations	(2.34)	4.85	(0.59)	(1.01)	1.88
Distributions to Shareholders
Dividends from Net Investment Income	(0.17)	(0.14)	(0.16)	(0.16)	(0.13)
Distributions from Capital Gains	(0.42)	(0.22)	—	(0.71)	(0.67)
Total Distributions	(0.59)	(0.36)	(0.16)	(0.87)	(0.80)
Net Asset Value, End of Year	$13.70	$16.63	$12.14	$12.89	$14.77
Total Return	(14.72)%	40.73%	(4.69)%	(6.56)%	14.54%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$16,147	$17,835	$12,732	$15,552	$20,929
Ratio of Expenses to Average Net Assets, Including Waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.85%	0.86%	0.89%	0.89%	0.86%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.17%	1.14%	1.47%	1.54%	1.24%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.07%	1.03%	1.33%	1.40%	1.13%
Portfolio Turnover Rate	33%	63%	22%	18%	27%

SLOW AND STEADY WINS THE RACE	43

	Year Ended September 30
Ariel International Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$14.69	$13.68	$13.42	$13.91	$14.23
Income from Investment Operations
Net Investment Income (Loss)	0.14	0.36	0.36	0.79	0.37
Net Realized and Unrealized Gain (Loss) on Investments	(2.95)	0.86	0.12	(1.13)	(0.44)
Total from Investment Operations	(2.81)	1.22	0.48	(0.34)	(0.07)
Distributions to Shareholders
Dividends from Net Investment Income	(0.38)	(0.21)	(0.22)	(0.12)	(0.10)
Distributions from Capital Gains	—	—	—	(0.03)	(0.15)
Total Distributions	(0.38)	(0.21)	(0.22)	(0.15)	(0.25)
Net Asset Value, End of Year	$11.50	$14.69	$13.68	$13.42	$13.91
Total Return	(19.70)%	9.00%	3.57%	(2.39)%	(0.49)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$21,887	$23,717	$21,877	$24,849	$54,169
Ratio of Expenses to Average Net Assets, Including Waivers	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.28%	1.30%	1.33%	1.32%	1.31%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.27%	2.41%	1.69%	1.94%	1.80%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.12%	2.24%	1.49%	1.75%	1.62%
Portfolio Turnover Rate	20%	22%	24%	20%	8%

	Year Ended September 30
Ariel International Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$14.38	$13.39	$13.18	$13.68	$13.99
Income from Investment Operations
Net Investment Income (Loss)	0.41	0.34	0.29	0.29	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(3.13)	0.89	0.20	(0.60)	(0.26)
Total from Investment Operations	(2.72)	1.23	0.49	(0.31)	(0.03)
Distributions to Shareholders
Dividends from Net Investment Income	(0.41)	(0.24)	(0.28)	(0.16)	(0.13)
Distributions from Capital Gains	—	—	—	(0.03)	(0.15)
Total Distributions	(0.41)	(0.24)	(0.28)	(0.19)	(0.28)
Net Asset Value, End of Year	$11.25	$14.38	$13.39	$13.18	$13.68
Total Return	(19.51)%	9.26%	3.74%	(2.13)%	(0.17)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$579,845	$837,624	$599,770	$722,616	$620,017
Ratio of Expenses to Average Net Assets, Including Waivers	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.93%	0.93%	0.96%	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.53%	2.75%	1.98%	2.49%	2.23%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.48%	2.70%	1.90%	2.44%	2.18%
Portfolio Turnover Rate	20%	22%	24%	20%	8%

44	SLOW AND STEADY WINS THE RACE

	Year Ended September 30
Ariel Global Fund (Investor Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$17.65	$15.36	$15.40	$16.48	$16.05
Income from Investment Operations
Net Investment Income (Loss)	0.34	0.31	0.27	0.32	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(2.05)	2.12	0.38	(0.92)	0.94
Total from Investment Operations	(1.71)	2.43	0.65	(0.60)	1.13
Distributions to Shareholders
Dividends from Net Investment Income	(0.37)	(0.14)	(0.31)	(0.32)	(0.16)
Distributions from Capital Gains	—	—	(0.38)	(0.16)	(0.54)
Total Distributions	(0.37)	(0.14)	(0.69)	(0.48)	(0.70)
Net Asset Value, End of Year	$15.57	$17.65	$15.36	$15.40	$16.48
Total Return	(9.99)%	15.91%	4.23%	(3.41)%	7.38%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$10,781	$12,053	$10,733	$12,159	$14,798
Ratio of Expenses to Average Net Assets, Including Waivers	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.30%	1.36%	1.46%	1.44%	1.46%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.93%	1.73%	1.61%	1.85%	1.60%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.76%	1.50%	1.28%	1.54%	1.27%
Portfolio Turnover Rate	19%	24%	23%	29%	11%

	Year Ended September 30
Ariel Global Fund (Institutional Class)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$17.11	$14.87	$14.92	$15.98	$15.57
Income from Investment Operations
Net Investment Income (Loss)	0.43	0.25	0.21	0.39	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(2.05)	2.15	0.45	(0.93)	0.89
Total from Investment Operations	(1.62)	2.40	0.66	(0.54)	1.13
Distributions to Shareholders
Dividends from Net Investment Income	(0.41)	(0.16)	(0.33)	(0.36)	(0.18)
Distributions from Capital Gains	—	—	(0.38)	(0.16)	(0.54)
Total Distributions	(0.41)	(0.16)	(0.71)	(0.52)	(0.72)
Net Asset Value, End of Year	$15.08	$17.11	$14.87	$14.92	$15.98
Total Return	(9.81)%	16.26%	4.48%	(3.18)%	7.63%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$148,296	$197,299	$95,229	$73,724	$119,609
Ratio of Expenses to Average Net Assets, Including Waivers	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.94%	0.95%	1.01%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	2.21%	2.16%	1.93%	2.07%	1.88%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	2.15%	2.09%	1.80%	1.96%	1.78%
Portfolio Turnover Rate	19%	24%	23%	29%	11%

SLOW AND STEADY WINS THE RACE	45

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800 292 7435

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•	linkedin.com/company/ariel-investments
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Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year.

You can also find more detailed information about the Funds in the current Statement of Additional Information (SAI), dated February 1, 2023, which has been filed electronically with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. To receive your free copy of the SAI, or the Funds’ annual or semi-annual reports, or if you have questions about investing in the Funds, contact us toll-free at 800.292.7435 or visit our web site, arielinvestments.com.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Investment Company Act File No. 811-4786

AIT PRO (POD-C) ©02/23 AI–11